EXHIBIT 99.1



                             LETTER OF TRANSMITTAL

                              CHEMED CORPORATION
                         (FORMERLY ROTO-ROOTER, INC.)

                               OFFER TO EXCHANGE

              ALL OUTSTANDING FLOATING RATE SENIOR NOTES DUE 2010
                   ($110,000,000 AGGREGATE PRINCIPAL AMOUNT)
                                      FOR
                  FLOATING RATE SENIOR SECURED NOTES DUE 2010
                   ($110,000,000 AGGREGATE PRINCIPAL AMOUNT)
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

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       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.
       NEW YORK CITY TIME, ON [ ], 2004, UNLESS THE OFFER IS EXTENDED.
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                                      To:

                            WELLS FARGO BANK, N.A.
                            (the "Exchange Agent")

   By Registered or Certified Mail:          By Overnight Courier:                         By Hand:

       Wells Fargo Bank, N.A.                Wells Fargo Bank, N.A.                  Wells Fargo Bank, N.A.
     Corporate Trust Operations            Corporate Trust Operations               Corporate Trust Services
         MAC N9303-121                         MAC N9303-121                         608 2nd Avenue South
          P.O. Box 1517                 Sixth Street & Marquette Avenue         Northstar East Building, 12th Floor
       Minneapolis, MN 55480                Minneapolis, MN 55479                   Minneapolis, MN 55402
     Attention:  Reorganization           Attention:  Reorganization

                                                 By facsimile:
                                                (612) 667-4927

                                              For information call:
                                                (800) 344-5128

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated [ ], 2004 (the "Prospectus"), of Chemed Corporation ("Chemed") and this Letter of Transmittal, which together constitute Chemed's offer (the "Exchange Offer")
to exchange each $1,000 principal amount of its Floating Rate Senior Secured Notes due 2010, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part (collectively, the "New Notes"), for each
$1,000 principal amount of its outstanding Floating Rate Senior Secured Notes due 2010 (collectively, the "Original Notes"). The term "Expiration Date"
shall mean 5:00 p.m., New York City time, on [    ], 2004, unless Chemed, in its
sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the securities to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

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                             DESCRIPTION OF FLOATING RATE SENIOR SECURED NOTES DUE 2010 TENDERED HEREBY
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
                                                                                                AGGREGATE
                                                                                                PRINCIPAL
                                                                       CERTIFICATE OR            AMOUNT              PRINCIPAL
                                                                        REGISTRATION          REPRESENTED BY           AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S) (PLEASE FILL IN)            NUMBERS*           ORIGINAL NOTES         TENDERED**
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                                                                       Total
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*  Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such
   Original Notes.  All tenders must be in integral multiples of $1,000.
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

     This Letter of Transmittal is to be used if (i) certificates representing Original Notes are to be forwarded herewith or (ii) tender of the Original Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of Chemed or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") AND COMPLETE THE FOLLOWING:

          NAME OF TENDERING INSTITUTION
                                       ------------------------------------

          ACCOUNT NUMBER
                        ---------------------------------------------------

          TRANSACTION CODE NUMBER
                                 ------------------------------------------

     Holders whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Original Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures". See Instruction 2.

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       NAME OF REGISTERED HOLDER(S)
                                   ----------------------------------------

       NAME OF ELIGIBLE INSTITUTION THAT
       GUARANTEED DELIVERY
                          -------------------------------------------------

       IF DELIVERY BY BOOK-ENTRY TRANSFER:

       ACCOUNT NUMBER
                     ------------------------------------------------------

       TRANSACTION CODE NUMBER
                              ---------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       NAME
           ----------------------------------------------------------------

       ADDRESS
              -------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus, the undersigned hereby tenders to Chemed the principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Original Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Chemed, all right, title and interest in and to such Original Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of Chemed in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire New Notes issuable upon the exchange of such tendered Original Notes, and that when the same are accepted for exchange, Chemed will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to Chemed that (i) the undersigned is not an affiliate (as defined under Rule 405 of the Securities Act) of Chemed, (ii) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, and (iii) neither the undersigned nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such New Notes. If the undersigned or the person receiving the New Notes covered hereby is a broker-dealer that is receiving the New Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resale transactions and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by Chemed.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Chemed to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by a book-entry transfer facility.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer - Conditions to the Exchange Offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Chemed in its sole discretion), as more particularly set forth in the Prospectus, Chemed may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Original Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Original Notes, and any Original Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if a New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Original Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

    SPECIAL REGISTRATION INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the New Notes are to be issued      To be completed ONLY if the New Notes are to be sent
in the name of someone other than the undersigned.          to someone other than the undersigned, or to the
                                                            undersigned at an address other than that shown under
Name:                                                       "Description of Floating Rate Secured Notes due 2010
     ----------------------------------------               Tendered Hereby".

Address:                                                    Name:
        -------------------------------------                    -------------------------------------------

---------------------------------------------               Address:
                                                                    ----------------------------------------

Book-Entry Transfer Facility Account:                       ------------------------------------------------

---------------------------------------------               Employer Identification or Social Security Number:

Employer Identification or Social Security Number:
                                                            ------------------------------------------------
---------------------------------------------                           (PLEASE PRINT OR TYPE)
         (PLEASE PRINT OR TYPE)



                                REGISTERED HOLDER(S) OF ORIGINAL NOTES SIGN HERE
                                (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
  --------------------------------------------------------------------------------------------------------------
X
  --------------------------------------------------------------------------------------------------------------

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Original Notes or on a security position listing as the owner of the Original Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (please print or type):

---------------------------------------------------               SIGNATURE GUARANTEE
        NAME AND CAPACITY (FULL TITLE)                      (IF REQUIRED-SEE INSTRUCTION 4)

---------------------------------------------------
                                                            ----------------------------------------------------
---------------------------------------------------         (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)

---------------------------------------------------         ----------------------------------------------------
         ADDRESS (INCLUDING ZIP CODE)                                          (NAME AND TITLE)

---------------------------------------------------         ----------------------------------------------------
      (AREA CODE AND TELEPHONE NUMBER)                                         (NAME OF PLAN)

---------------------------------------------------         ----------------------------------------------------
 (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)                     (AREA CODE AND TELEPHONE NUMBER)


Dated:                                , 2004                Dated:                                , 2004
      --------------------------------                            --------------------------------

PAYOR'S NAME: CHEMED CORPORATION

     THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein whether you are subject to backup withholding.

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
SUBSTITUTE                      PART I - PLEASE PROVIDE YOUR TIN                       ------------------------------------
                                IN THE BOX AT THE RIGHT AND
                                CERTIFY BY SIGNING AND DATING                                  Social Security Number
FORM      W-9                   BELOW. For all accounts, enter TIN in the
                                box at right. (For most individuals, this is your                      OR
                                social security number. If you do not have a
DEPARTMENT OF THE TREASURY      number, see enclosed Guidelines for                    ------------------------------------
INTERNAL REVENUE SERVICE        Certification of Taxpayer Identification                   Employer Identification Number
                                Number on Substitute Form W-9.) Certify by
                                signing and dating below.                                     (If awaiting TIN, write
                                                                                                   "Applied For")

PAYER'S REQUEST FOR TAXPAYER    PART II - For Payees exempt from backup withholding, see the enclosed Guidelines for
IDENTIFICATION NUMBER (TIN)     Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
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

CERTIFICATION - Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future; and

(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATE INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
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The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
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Signature                                                                       Date                      , 2004
         ---------------------------------------------------------------------      ----------------------
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
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
                 INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.


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                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number, but will be refunded if I provide a certified taxpayer identification number within 60 days.
   -----------------------------------------------                   -----------------------------------------------
                     Signature                                                           Date:
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

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND

                       CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. All physically delivered Original Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Original Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof or a message from The Depository Trust Company (the "Depository") stating that the tendering holder has expressly acknowledged receipt of, and agreement to be bound by and held accountable under, the Letter of Transmittal), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the "Expiration Date"). The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

      Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

      2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Original Notes, but whose Original Notes are not immediately available and thus cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

      (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

      (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Original Notes (or a confirmation of book entry transfer of such Original Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

      (c) such properly completed and executed Letter of Transmittal (or facsimile thereof) as well as all tendered Original Notes in proper form for transfer (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

      Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above. Any

Holder who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Original Notes prior to the Expiration Date. Failure to comply with the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

      3. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" in the box entitled "Description of Floating Rate Senior Secured Notes due 2010 Tendered Hereby". A newly issued Original Note for the principal amount of Original Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

      Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"),
(ii) identify the Original Notes to be withdrawn (including the registration number(s) and principal amount of such Original Notes, or, in the case of Original Notes transferred by book-entry transfer, the name and number of the account at the Depository to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Original Notes register the transfer of such Original Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Chemed, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

      4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing the Original Notes without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Original Notes.

      If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

      Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

      If this Letter of Transmittal is signed by the registered Holder or Holders of Original Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Original Notes) listed and tendered hereby, no endorsements of the tendered Original Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Original Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Original Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of Original Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Original Notes or bond power guaranteed by an Eligible Institution (except where the Original Notes are tendered for the account of an Eligible Institution).

      If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Chemed, proper evidence satisfactory to Chemed of their authority so to act must be submitted.

      5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the New Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

      If no instructions are given, the New Notes (and any Original Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Original Notes or deposited at such Holder's account at the Depository.

      6. TRANSFER TAXES. Chemed shall pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to Chemed or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

      Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

      7. WAIVER OF CONDITIONS. Chemed reserves the right, in its sole discretion, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

      8. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance, may be directed to the Exchange Agent at the address and telephone number(s) set forth above.

      10. VALIDITY AND FORM. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Original Notes and withdrawal of tendered Original Notes will be determined by Chemed in its sole discretion, which determination will be final and binding. Chemed reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the acceptance of which would, in the opinion of counsel for Chemed, be unlawful. Chemed also reserves the right, in its sole discretion, to waive any defects, irregularities or conditions of tender as to particular Original Notes. Chemed's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as Chemed shall determine. Although Chemed intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither Chemed, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.



IMPORTANT TAX INFORMATION

      Under U.S. federal income tax law, a Holder tendering Original Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder with respect to tendered Original Notes may be subject to backup withholding.

      Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

      If backup withholding applies, the Exchange Agent is required to withhold 28% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

      PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments that are made to a Holder with respect to Original Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that
(i) such Holder is exempt, (ii) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified such Holder that he or she is no longer subject to backup withholding.

      WHAT NUMBER TO GIVE THE EXCHANGE AGENT. Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Original Notes. If Original Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.


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


      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 28% of all payments made thereafter until a TIN is provided to the Exchange Agent.

IMPORTANT

      THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


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